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           Consent of Independent Registered Public Accounting Firm


The Board of Directors
Genworth Life and Annuity Insurance Company:


We consent to the use of our reports dated February 28, 2008 with respect to the Genworth Life and Annuity Insurance Company and subsidiaries' consolidated financial statements and financial statement schedules, incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.


/s/ KPMG LLP

Richmond, Virginia
May 23, 2008